UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2005

GE Commercial Mortgage Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114525-01 (Commission File Number)	02-0666931 (IRS Employer Identification No.)
292 Long Ridge Road, Stamford, Connecticut (Address of principal executive offices)	06927 (Zip Code)

Registrant's telephone number, including area code 203-357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GE Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates, Series 2005-C1, which was made on March 10, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on March 10, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GE COMMERCIAL MORTGAGE CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: March 15, 2005
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
William Wong 714.259.6243
william.wong@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Rating Information
Loan Level Detail
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4
Page 5-7

PPage 11-12
Page 13-18

Realized Loss Detail
Historical REO Report
Defeased Loans
Appraisal Reduction Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GECM05C1
GECM05C1_200503_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
17-Feb-05
10-Mar-05
10-Jun-48
Parties to The Transaction
Depositor: GE Commercial Mortgage Corporation
Underwriter: Banc of America Securities LLC/Deutsche Bank Securities Inc.
Master Servicer: GEMSA Loan Services, L.P.
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Standard & Poor's Ratings Services/Dominion Bond Rating Service Limited
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gemsals.com
www.etrustee.net

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
4.890710%
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
1000.000000000
16.384996704
0.000000000
983.615003296
3.343333377
Fixed
0.00
0.00
0.000000000
4.01200000%
0.000000000
36828QKM7
A-1
75,842,000.00
1,242,670.92
0.00
74,599,329.08
253,565.09
75,842,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.627500000
Fixed
0.00
0.00
0.000000000
4.35300000%
0.000000000
36828QKN5
A-2
419,280,000.00
0.00
0.00
419,280,000.00
1,520,938.20
419,280,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.815000000
Fixed
0.00
0.00
0.000000000
4.57800000%
0.000000000
36828QKP0
A-3
155,000,000.00
0.00
0.00
155,000,000.00
591,325.00
155,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.936666757
Fixed
0.00
0.00
0.000000000
4.72400000%
0.000000000
36828QKQ8
A-4
36,781,000.00
0.00
0.00
36,781,000.00
144,794.54
36,781,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.832499896
Fixed
0.00
0.00
0.000000000
4.59900000%
0.000000000
36828QLX2
A-AB
48,230,000.00
0.00
0.00
48,230,000.00
184,841.47
48,230,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.976666674
4.772000000%
0.00
0.00
0.000000000
4.77200000%
0.000000000
36828QKR6
A-5
457,852,000.00
0.00
0.00
457,852,000.00
1,820,724.79
457,852,000.00
1000.000000000
0.452500854
0.000000000
999.547499146
3.852500034
4.623000000%
0.00
0.00
0.000000000
4.62300000%
0.000000000
36828QKS4
A-1A
146,374,000.00
66,234.36
0.00
146,307,765.64
563,905.84
146,374,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.021666667
4.826000000%
0.00
0.00
0.000000000
4.82600000%
0.000000000
36828QKT2
A-J
110,916,000.00
0.00
0.00
110,916,000.00
446,067.18
110,916,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333294
4.846000000%
0.00
0.00
0.000000000
4.84600000%
0.000000000
36828QKV7
B
41,855,000.00
0.00
0.00
41,855,000.00
169,024.44
41,855,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.057500299
4.869000000%
0.00
0.00
0.000000000
4.86900000%
0.000000000
36828QKW5
C
16,742,000.00
0.00
0.00
16,742,000.00
67,930.67
16,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166728
4.949000000%
0.00
0.00
0.000000000
4.94900000%
0.000000000
36828QKX3
D
27,206,000.00
0.00
0.00
27,206,000.00
112,202.08
27,206,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.215000341
5.058000000%
0.00
0.00
0.000000000
5.05800000%
0.000000000
36828QKY1
E
14,649,000.00
0.00
0.00
14,649,000.00
61,745.54
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.301642485
5.372420741%
0.00
0.00
0.000000000
5.16197089%
0.000000000
36828QLA2/U36984DD8
F
23,020,000.00
0.00
0.00
23,020,000.00
99,023.81
23,020,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.329142604
5.372420741%
0.00
0.00
0.000000000
5.19497089%
0.000000000
36828QLB0/U36984DE6
G
14,649,000.00
0.00
0.00
14,649,000.00
63,417.61
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.329142277
5.372420741%
0.00
0.00
0.000000000
5.19497089%
0.000000000
36828QLC8/U36984DF3
H
25,113,000.00
0.00
0.00
25,113,000.00
108,717.75
25,113,000.00
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
4.890710%
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882501194
4.659000000%
0.00
0.00
0.000000000
4.65900000%
0.000000000
36828QLD6/U36984DG1
J
4,186,000.00
0.00
0.00
4,186,000.00
16,252.15
4,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500299
4.659000000%
0.00
0.00
0.000000000
4.65900000%
0.000000000
36828QLE4/U36984DH9
K
8,371,000.00
0.00
0.00
8,371,000.00
32,500.41
8,371,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.659000000%
0.00
0.00
0.000000000
4.65900000%
0.000000000
36828QLF1/U36984DJ5
L
10,464,000.00
0.00
0.00
10,464,000.00
40,626.48
10,464,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.659000000%
0.00
0.00
0.000000000
4.65900000%
0.000000000
36828QLG9/U36984DK2
M
2,092,000.00
0.00
0.00
2,092,000.00
8,122.19
2,092,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500398
4.659000000%
0.00
0.00
0.000000000
4.65900000%
0.000000000
36828QLH7/U36984DL0
N
6,279,000.00
0.00
0.00
6,279,000.00
24,378.22
6,279,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499403
4.659000000%
0.00
0.00
0.000000000
4.65900000%
0.000000000
36828QLJ3/U36984DM8
O
4,185,000.00
0.00
0.00
4,185,000.00
16,248.26
4,185,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499879
4.659000000%
0.00
0.00
0.000000000
4.65900000%
0.000000000
36828QLK0/U36984DN6
P
25,113,523.00
0.00
0.00
25,113,523.00
97,503.25
25,113,523.00
1000.000000000
0.000000000
0.000000000
999.218190651
0.040529435
0.386655393%
0.00
0.00
0.000000000
0.04863532%
0.000000000
N
36828QKZ8
X-C
1,674,199,523.00
0.00
0.00
1,672,890,618.16
67,854.36
1,674,199,523.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.453098864
0.714318044%
0.00
0.00
0.000000000
0.54371864%
0.000000000
N
36828QKU9
X-P
1,624,676,000.00
0.00
0.00
1,624,676,000.00
736,138.85
1,624,676,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309399
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309407
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,674,199,523.00
1,674,199,523.00
8,556,753.46
Total
1,672,890,617.72
1,308,905.28
0.00
7,247,848.18
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
4.890710%
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Grantor Trust
Statement Date:
ABN AMRO Acct: 722370.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST863
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,666,002.10
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,815,799.80
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,766,349.48
)
(1,953.23
0.00
0.00
0.00
481,498.68
1,112,547.29
196,357.99
1,308,905.28
0.00
0.00
0.00
0.00
0.00
0.00
1,308,905.28
8,075,254.76
8,556,753.44
1,674,199,523.44
127
1,308,905.28
0.00
0
0.00
0.00
0
0.00
0
1,672,890,618.16
127
0.00
0.00
196,357.99
1,149,797.70
196,357.99
1,149,797.70
49,450.32
0.00
0.00
7,554.44
57,004.76
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(49,450.32
7,247,848.16
Interest Not Advanced (
Current Period
)
0.00
1,149,797.70
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
483,451.91
Advance Summary (Advance Made by Servicer)

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,233,705.98
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,248,746.60
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,202,651.84
)
(1,782.46
0.00
0.00
0.00
441,396.70
1,065,149.57
177,521.35
1,242,670.92
0.00
0.00
0.00
0.00
0.00
0.00
1,242,670.92
7,445,322.76
7,886,719.45
1,527,824,988.62
114
1,242,670.92
0.00
0
0.00
0.00
0
0.00
0
1,526,582,317.70
114
0.00
0.00
177,521.35
1,015,040.62
177,521.35
1,015,040.62
46,094.76
0.00
0.00
6,705.15
52,799.91
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(46,094.76
6,644,048.53
Interest Not Advanced (
Current Period
)
0.00
1,015,040.62
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
443,179.16
Advance Summary (Advance Made by Servicer)

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
432,296.12
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
567,053.20
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
563,697.64
)
(170.77
0.00
0.00
0.00
40,101.99
47,397.72
18,836.64
66,234.36
0.00
0.00
0.00
0.00
0.00
0.00
66,234.36
629,932.00
670,033.99
146,374,534.82
13
66,234.36
0.00
0
0.00
0.00
0
0.00
0
146,308,300.46
13
0.00
0.00
18,836.64
134,757.08
18,836.64
134,757.08
3,355.56
0.00
0.00
849.29
4,204.84
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(3,355.56
603,799.63
Interest Not Advanced (
Current Period
)
0.00
134,757.08
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
40,272.76
Advance Summary (Advance Made by Servicer)

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
253,565.09
253,565.09
253,565.09
0.00
20.00%
20.02%
30/360
4.012000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,520,938.20
1,520,938.20
1,520,938.20
0.00
20.00%
20.02%
30/360
4.353000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
591,325.00
591,325.00
591,325.00
0.00
20.00%
20.02%
30/360
4.578000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
144,794.54
144,794.54
144,794.54
0.00
20.00%
20.02%
30/360
4.724000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
184,841.47
184,841.47
184,841.47
0.00
20.00%
20.02%
30/360
4.599000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,820,724.79
1,820,724.79
1,820,724.79
0.00
20.00%
20.02%
30/360
4.772000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
563,905.84
563,905.84
563,905.84
0.00
20.00%
20.02%
30/360
4.623000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
446,067.18
446,067.18
446,067.18
0.00
13.38%
13.39%
30/360
4.826000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
169,024.44
169,024.44
169,024.44
0.00
10.88%
10.88%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,930.67
67,930.67
67,930.67
0.00
9.88%
9.88%
30/360
4.869000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
112,202.08
112,202.08
112,202.08
0.00
8.25%
8.26%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
61,745.54
61,745.54
61,745.54
0.00
7.38%
7.38%
30/360
5.058000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
99,023.81
99,023.81
99,023.81
0.00
6.00%
6.00%
30/360
5.161970889%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
63,417.61
63,417.61
63,417.61
0.00
5.13%
5.13%
30/360
5.194970889%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
108,717.75
108,717.75
108,717.75
0.00
3.63%
3.63%
30/360
5.194970889%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
16,252.15
16,252.15
16,252.15
0.00
3.38%
3.38%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
32,500.41
32,500.41
32,500.41
0.00
2.88%
2.88%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
40,626.48
40,626.48
40,626.48
0.00
2.25%
2.25%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
8,122.19
8,122.19
8,122.19
0.00
2.13%
2.13%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
24,378.22
24,378.22
24,378.22
0.00
1.75%
1.75%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
16,248.26
16,248.26
16,248.26
0.00
1.50%
1.50%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
97,503.25
97,503.25
97,503.25
0.00
0.00%
0.00%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
67,854.36
67,854.36
67,854.36
0.00
NA
NA
30/360
0.048635319%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
736,138.85
736,138.85
736,138.85
0.00
NA
NA
30/360
0.543718640%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7,247,848.18
7,247,848.18
7,247,848.18
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722370.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722370.1
Series 2005-C1
10-Mar-05
127
100.00%
1,672,890,618
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
288
4.89%
4.85%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
A-1
36828QKM7
AAA
NR
AAA
AAA
A-2
36828QKN5
AAA
NR
AAA
AAA
A-3
36828QKP0
AAA
NR
AAA
AAA
A-4
36828QKQ8
AAA
NR
AAA
AAA
A-AB
36828QLX2
AAA
NR
AAA
AAA
A-5
36828QKR6
AAA
NR
AAA
AAA
A-1A
36828QKS4
AAA
NR
AAA
AAA
A-J
36828QKT2
AAA
NR
AAA
AAA
B
36828QKV7
AA
NR
AA
AA
C
36828QKW5
AA-
NR
AA-
AA Low
D
36828QKX3
A
NR
A
A
E
36828QKY1
A-
NR
A-
A Low
F
36828QLA2
BBB+
NR
BBB+
BBB High
G
36828QLB0
BBB
NR
BBB
BBB
H
36828QLC8
BBB-
NR
BBB-
BBB Low
J
36828QLD6
BB+
NR
BB+
BB High
K
36828QLE4
BB
NR
BB
BB
L
36828QLF1
BB-
NR
BB-
BB Low
M
36828QLG9
B+
NR
B+
B High
N
36828QLH7
B
NR
B
B
O
36828QLJ3
B-
NR
B-
B Low
P
36828QLK0
NR
NR
NR
NR

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
X-C
36828QKZ8
AAA
NR
AAA
AAA
X-P
36828QKU9
AAA
NR
AAA
AAA
S
9ABST863
NR
NR
NR
NR

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
4.28000%
1-Dec-09
GECM5C1A
Retail
0.00
97,097,921
481,355

IL
5.30950%
1-Jan-15
GECM5C1A
Office
0.00
91,000,000
375,795

VA
4.72200%
1-Jan-12
GECM5C1A
Office
0.00
75,000,000
275,450

HI
4.33200%
1-Jan-10
GECM5C1A
Retail
0.00
62,742,611
312,954

NY
5.06000%
1-Jan-10
GECM5C1A
Office
0.00
60,000,000
236,133

CA
5.14000%
1-Feb-15
GECM5C1A
Office
0.00
58,000,000
231,871

NC
4.63000%
1-Jan-10
GECM5C1B
Multifamily
0.00
52,650,000
189,599

NV
5.21000%
1-Jan-15
GECM5C1A
Multifamily
0.00
47,250,000
191,468

CA
5.64750%
1-May-15
GECM5C1A
Office
0.00
43,962,364
230,906

CT
5.71000%
1-Jan-15
GECM5C1A
Retail
0.00
36,916,136
214,983

CA
5.53000%
1-Feb-10
GECM5C1A
Office
0.00
31,250,000
134,410
A

GA
6.88000%
1-Sep-13
GECM5C1A
Retail
0.00
28,688,676
203,752
A

5.55000%
1-Dec-09
GECM5C1A
Self storage
0.00
6,000,000
25,900

MO
5.55000%
1-Dec-09
GECM5C1A
Self storage
0.00
4,875,000
21,044

LA
5.55000%
1-Dec-09
GECM5C1A
Self storage
0.00
4,225,000
18,238

MO
5.55000%
1-Dec-09
GECM5C1A
Self storage
0.00
3,900,000
16,835

FL
5.55000%
1-Dec-09
GECM5C1A
Self storage
0.00
2,495,000
10,770

MO
5.55000%
1-Dec-09
GECM5C1A
Self storage
0.00
2,450,000
10,576

TX
5.55000%
1-Dec-09
GECM5C1A
Self storage
0.00
2,165,000
9,346

5.15753%
1-Jul-11
GECM5C1A
Lodging
0.00
24,786,122
135,606

MA
5.24000%
1-Jan-10
GECM5C1A
Multifamily
0.00
23,941,248
132,380

IL
6.33800%
1-Sep-14
GECM5C1A
Lodging
0.00
22,812,701
152,977
A

FL
4.40000%
1-Nov-09
GECM5C1A
Retail
0.00
22,425,000
76,743

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
PA
5.46000%
1-Jan-15
GECM5C1B
Multifamily
0.00
22,000,000
93,427
A

TX
5.31000%
1-Dec-10
GECM5C1A
Office
0.00
21,800,000
90,034

WA
5.38000%
1-Jan-15
GECM5C1A
Retail
0.00
19,947,162
112,029

NY
5.70000%
1-Dec-14
GECM5C1A
Retail
0.00
19,238,735
112,017

WA
5.12000%
1-Jan-10
GECM5C1A
Industrial
0.00
19,152,065
104,482
A

CA
5.36000%
1-Feb-15
GECM5C1A
Office
0.00
18,800,000
78,375

UT
5.23100%
1-Jan-15
GECM5C1A
Office
0.00
18,500,000
75,268

MD
5.63000%
1-Jan-15
GECM5C1A
Office
0.00
17,978,617
103,790

NY
5.40000%
1-Feb-15
GECM5C1A
Retail
0.00
17,974,524
101,076

IL
5.60000%
1-Mar-15
GECM5C1A
Retail
0.00
18,000,000
78,400

FL
5.35000%
1-Jan-15
GECM5C1B
Multifamily
0.00
17,800,000
74,068

PA
5.46000%
1-Jan-15
GECM5C1A
Retail
0.00
17,358,913
98,359

NV
4.74000%
1-Jan-10
GECM5C1A
Retail
0.00
16,000,000
58,987

NC
5.72000%
1-Jan-15
GECM5C1A
Retail
0.00
15,949,161
100,367

AZ
5.92000%
1-Nov-14
GECM5C1A
Retail
0.00
15,789,000
72,700
A

WA
5.51000%
1-Jan-15
GECM5C1A
Lodging
0.00
15,539,030
95,829

WA
5.93000%
1-Jul-14
GECM5C1A
Retail
0.00
15,225,000
70,221
A

AR
4.94000%
1-Dec-14
GECM5C1A
Multifamily
0.00
14,945,134
79,974

FL
4.67000%
1-Nov-09
GECM5C1A
Multifamily
0.00
14,898,108
77,396
A

CA
4.98100%
1-Dec-14
GECM5C1A
Retail
0.00
14,715,000
57,008

AL
5.25000%
1-Jan-15
GECM5C1A
Multifamily
0.00
14,320,000
58,473
A

CT
5.69000%
1-Dec-14
GECM5C1A
Retail
0.00
13,556,747
78,848

NY
5.39000%
1-Jan-15
GECM5C1A
Retail
0.00
13,425,854
75,487

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.47000%
1-Dec-14
GECM5C1A
Self storage
0.00
13,355,582
75,832

OH
4.94000%
1-Dec-14
GECM5C1A
Retail
0.00
13,345,000
51,274

CA
5.00000%
1-Jan-15
GECM5C1A
Multifamily
0.00
13,000,000
50,556

AZ
5.54000%
1-Jan-10
GECM5C1A
Lodging
0.00
12,500,000
53,861

IN
5.25000%
1-Jan-10
GECM5C1A
Multifamily
0.00
12,480,000
50,960
A

VA
4.53000%
1-Dec-09
GECM5C1B
Multifamily
0.00
11,952,695
61,016
A

FL
5.79000%
1-Feb-20
GECM5C1A
Industrial
0.00
11,828,529
74,836

ND
5.38000%
1-Dec-14
GECM5C1A
Multifamily
0.00
11,200,000
46,866

CA
5.40000%
1-Oct-11
GECM5C1A
Office
0.00
10,939,810
61,768

TX
5.52000%
1-Jan-15
GECM5C1A
Retail
0.00
10,800,000
46,368

CA
5.79000%
1-Jan-15
GECM5C1A
Office
0.00
9,977,629
58,612

TX
5.54200%
1-Jan-15
GECM5C1A
Retail
0.00
9,400,000
40,518

IL
5.44000%
1-Jan-15
GECM5C1A
Retail
0.00
9,258,015
52,342
A

CA
6.02000%
1-Jan-14
GECM5C1A
Self storage
0.00
9,171,937
59,388

SC
5.33000%
1-Feb-15
GECM5C1B
Multifamily
0.00
8,912,272
49,727

UT
5.32000%
1-Jan-10
GECM5C1A
Office
0.00
8,653,996
70,662

CA
5.48000%
1-Dec-14
GECM5C1A
Self storage
0.00
8,621,381
49,005

FL
5.36000%
1-Feb-15
GECM5C1A
Retail
0.00
8,308,173
46,512

CA
5.75000%
1-Oct-14
GECM5C1A
Retail
0.00
8,100,000
36,225

IL
5.53000%
1-Dec-14
GECM5C1A
Retail
0.00
8,000,000
34,409
A

MO
5.30000%
1-Jan-15
GECM5C1A
Retail
0.00
7,980,608
44,424

CA
5.30000%
1-Jan-15
GECM5C1A
Self storage
0.00
7,500,000
30,917

LA
5.34000%
1-Jan-15
GECM5C1A
Retail
0.00
7,481,938
41,834

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TN
5.46200%
1-Jan-15
GECM5C1B
Multifamily
0.00
7,262,815
41,162

LA
5.69000%
1-Jan-15
GECM5C1A
Self storage
0.00
7,178,591
44,256

VA
5.80000%
1-Sep-14
GECM5C1A
Self storage
0.00
7,136,140
45,513

CO
5.42000%
1-Jan-15
GECM5C1A
Retail
0.00
7,000,000
29,509
A

CO
5.03000%
1-Jan-10
GECM5C1A
Office
0.00
7,000,000
27,386
A

WA
4.86000%
1-Dec-14
GECM5C1B
Multifamily
0.00
6,800,000
25,704

FL
5.60000%
1-Jan-12
GECM5C1A
Self storage
0.00
6,335,345
36,454

TX
5.23000%
1-Dec-14
GECM5C1A
Retail
0.00
6,250,257
34,557

NY
5.54000%
1-Jan-15
GECM5C1A
Office
0.00
6,225,457
35,587

NY
5.46000%
1-Jan-15
GECM5C1A
Mixed use
0.00
6,200,000
26,329

AZ
5.95000%
1-Aug-14
GECM5C1A
Retail
0.00
6,200,000
28,692
A

CA
5.12700%
1-Jan-15
GECM5C1A
Retail
0.00
6,184,539
33,766

NY
5.37000%
1-Dec-09
GECM5C1A
Self storage
0.00
5,971,295
36,381

TN
5.54000%
1-Jan-15
GECM5C1A
Self storage
0.00
5,586,949
31,937

TX
5.39000%
1-Dec-14
GECM5C1A
Self storage
0.00
5,481,493
30,850

CA
5.43000%
1-Dec-14
GECM5C1A
Office
0.00
5,414,669
32,017

NY
5.13000%
1-Jan-15
GECM5C1A
Office
0.00
5,187,039
28,329

KY
5.85000%
1-Feb-15
GECM5C1A
Retail
0.00
4,993,253
29,497

WA
5.23100%
1-Jan-15
GECM5C1A
Industrial
0.00
4,987,742
27,551

VA
5.10000%
1-Dec-14
GECM5C1A
Office
0.00
4,982,243
27,147

CA
4.88400%
1-Jan-10
GECM5C1A
Office
0.00
4,488,323
23,839

TX
5.75000%
1-Sep-14
GECM5C1A
Retail
0.00
4,472,215
26,261

MS
5.29000%
1-Jan-15
GECM5C1A
Multifamily
0.00
4,475,000
18,412
A

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.13000%
1-Jan-15
GECM5C1A
Office
0.00
4,438,908
24,243

CA
5.17000%
1-Dec-14
GECM5C1A
Self storage
0.00
2,950,000
11,862

CA
5.17000%
1-Dec-14
GECM5C1A
Self storage
0.00
1,450,000
5,831

CA
5.60000%
1-Feb-15
GECM5C1A
Self storage
0.00
4,365,944
25,099

TX
5.18000%
1-Nov-14
GECM5C1B
Multifamily
0.00
4,279,892
23,559

OR
4.64000%
1-Jan-10
GECM5C1A
Multifamily
0.00
4,238,523
21,889

CA
5.17000%
1-Dec-14
GECM5C1A
Self storage
0.00
4,050,000
16,286

TX
5.48000%
1-Jan-10
GECM5C1A
Retail
0.00
3,920,750
22,265

CA
5.20000%
1-Dec-14
GECM5C1A
Multifamily
0.00
3,845,037
23,041

TX
4.56000%
1-Nov-09
GECM5C1B
Multifamily
0.00
3,819,886
19,594

TN
5.50000%
1-Jan-15
GECM5C1A
Retail
0.00
3,741,203
21,292

CA
5.97000%
1-Sep-14
GECM5C1A
Self storage
0.00
3,678,130
22,112

CT
5.30000%
1-Feb-15
GECM5C1B
Multifamily
0.00
3,400,000
14,016

IN
5.46000%
1-Jan-15
GECM5C1A
Mobile home park
0.00
3,400,000
14,439

TX
5.54000%
1-Dec-14
GECM5C1A
Retail
0.00
3,364,239
20,837
A

ID
5.40000%
1-Feb-15
GECM5C1A
Mobile home park
0.00
3,156,867
18,414

LA
5.39000%
1-Jan-15
GECM5C1A
Retail
0.00
3,092,595
17,388

CA
5.44000%
1-Jan-12
GECM5C1A
Office
0.00
3,042,774
17,203
A

WA
5.76000%
1-Jan-12
GECM5C1A
Self storage
0.00
2,993,256
17,526

ND
5.15000%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,992,547
16,381

WA
5.55000%
1-Oct-14
GECM5C1A
Mobile home park
0.00
2,984,063
17,128

LA
5.60000%
1-Nov-09
GECM5C1A
Office
0.00
2,859,230
17,840
A

LA
5.60000%
1-Nov-14
GECM5C1A
Self storage
0.00
2,832,397
17,672

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.77000%
1-Jan-15
GECM5C1A
Self storage
0.00
2,793,716
16,376

CA
5.34000%
1-Dec-14
GECM5C1A
Self storage
0.00
2,786,544
16,928

ND
5.19000%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,740,610
16,382

FL
5.95000%
1-Sep-14
GECM5C1A
Self storage
0.00
2,733,681
16,399
A

CA
5.79000%
1-Nov-14
GECM5C1A
Self storage
0.00
2,589,153
15,239

IL
5.76000%
1-Dec-14
GECM5C1A
Mobile home park
0.00
2,363,442
15,237

VA
5.40000%
1-Feb-15
GECM5C1A
Retail
0.00
2,321,709
13,056

TX
5.98000%
1-Oct-14
GECM5C1A
Self storage
0.00
2,150,168
12,927

MI
4.89000%
1-Nov-09
GECM5C1A
Mobile home park
0.00
2,039,888
10,867
A

TX
5.98000%
1-Sep-14
GECM5C1A
Self storage
0.00
2,001,125
12,043

SC
5.36000%
1-Feb-15
GECM5C1B
Multifamily
0.00
1,697,583
9,504

CA
5.17000%
1-Dec-14
GECM5C1A
Self storage
0.00
1,650,000
6,635

1,672,890,618
8,132,260
0
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Feb-05
133,628.47
133,628.47
0.00
A
11
1-Feb-05
203,032.91
203,032.91
0.00
A
12
1-Feb-05
152,406.14
152,406.14
0.00
A
22
1-Feb-05
92,876.67
92,876.67
0.00
A
24
1-Feb-05
104,002.94
104,002.94
0.00
A
28
1-Feb-05
72,304.85
72,304.85
0.00
A
38
1-Feb-05
69,840.46
69,840.46
0.00
A
40
1-Feb-05
77,023.18
77,023.18
0.00
A
42
1-Feb-05
58,115.33
58,115.33
0.00
A
44
1-Feb-05
49,712.00
49,712.00
0.00
A
51
1-Feb-05
60,717.05
60,717.05
0.00
A
52
1-Feb-05
52,110.24
52,110.24
0.00
A
59
1-Feb-05
34,208.89
34,208.89
0.00
A
66
1-Feb-05
29,333.89
29,333.89
0.00
A
73
1-Feb-05
27,210.56
27,210.56
0.00
A
74
1-Feb-05
28,537.22
28,537.22
0.00
A
80
1-Feb-05
18,300.26
18,300.26
0.00
A
92
1-Feb-05
20,752.71
20,752.71
0.00
A
107
1-Feb-05
17,126.75
17,126.75
0.00
A
110
1-Feb-05
17,767.91
17,767.91
0.00
A
114
1-Feb-05
16,330.90
16,330.90
0.00
A
119
1-Feb-05
10,816.37
10,816.37
0.00
A
124
1,346,155.69
1,346,155.69
Total
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722370.1
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Defeased Loans
Statement Date:
Disclosure
Control #
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Mar-05
10-Mar-05
N/A
11-Apr-05
28-Feb-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
09-Mar-2005 - 08:04 (T828-T864) (c) 2005 LaSalle Bank N.A.